Summary Prospectus
and Prospectus Supplement

September 22, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 22, 2015 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus and Prospectus dated April 30, 2015

Emerging Markets Domestic Debt Portfolio
(the "Portfolio")

On September 21, 2015, stockholders of the Portfolio, a series of Morgan Stanley Institutional Fund Inc. (the "Fund"), approved an Agreement and Plan of Reorganization by and between the Portfolio and the Fund, on behalf of its series Emerging Markets External Debt Portfolio ("MSIF External Debt"), pursuant to which substantially all of the assets and liabilities of the Portfolio would be transferred to MSIF External Debt and stockholders of the Portfolio would become stockholders of MSIF External Debt, receiving shares of common stock of MSIF External Debt equal to the value of their holdings in the Portfolio (the "Reorganization"). Each stockholder of the Portfolio will receive the Class of shares of MSIF External Debt that corresponds to the Class of shares of the Portfolio currently held by that stockholder. It is anticipated that the Reorganization will be consummated on or about September 28, 2015. The Fund will cease offering shares of all Classes of the Portfolio at the close of business on September 23, 2015.

Effective upon the consummation of the Reorganization, the Board of Directors (the "Board") of the Fund, on behalf of MSIF External Debt, has approved various changes with respect to MSIF External Debt, including (i) changing MSIF External Debt's name to Emerging Markets Fixed Income Opportunities Portfolio; (ii) changing MSIF External Debt's principal investment policy as detailed below; and (iii) changing MSIF External Debt's primary benchmark index to a blend of three broad indices comprised of (a) 1/3 JP Morgan EMBI Global Index, (b) 1/3 JP Morgan GBI-EM Global Diversified Index and (c) 1/3 JP Morgan CEMBI Broad Diversified Index.

Currently, in seeking to achieve MSIF External Debt's investment objective of high total return, the Portfolio normally invests at least 80% of its assets in U.S. dollar-denominated debt securities of issuers located in emerging market countries.

Effective upon the consummation of the Reorganization, MSIF External Debt's principal investment policy will change such that MSIF External Debt will, under normal circumstances, seek to achieve its investment objective of high total return by investing at least 80% of its assets in debt securities of issuers located in emerging market countries, which may include U.S. dollar-denominated, local currency, and corporate debt securities.

Please retain this supplement for future reference.

  EMDDSPT-0915